                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 31, 1997
                                (June 19, 1997)

                                 FORCENERGY INC
             (Exact name of registrant as specified in its charter)

Delaware                                    0-26444               65-0429338
(State or other jurisdiction           (Commission              (IRS Employer
of incorporation)                      File Number           Identification No.)

            2730 SW 3rd Avenue, Suite 800, Miami, Florida 33129-2237
                    (Address of principal executive offices)

        Registrant's telephone number, including area code  305-856-8500

Item 2. Acquisition or Disposition of Assets

        On October 22, 1997, Forcenergy Inc ("Forcenergy") completed its merger with Edisto Resources Corporation ("Edisto") (ASE:EDT) and Convest Energy Corporation ("Convest")(ASE:COV). As a result of the merger, Forcenergy has issued approximately 2.8 million common shares. Forcenergy paid approximately $69.3 million in cash consideration due to the Edisto shareholders from cash balances received in the merger.

        In accordance with the merger, (i) each share of Edisto Common Stock will be converted into the right to receive $4.886 in cash and approximately
 .145 of a share of Forcenergy Common Stock, and (ii) each share of Convest Common Stock will be converted into the right to receive approximately .254 of a share of Forcenergy Common Stock. Under the formula in the Amended and Restated Agreement and Plan of Merger, each share of Forcenergy Common Stock was valued at $34.96 for the purpose of determining the exchange value.

        Through the mergers, Forcenergy has acquired an average 30% working interest in 43 Gulf of Mexico lease blocks as well as interests in several onshore producing fields in which Forcenergy currently owns an interest. Forcenergy estimates the proven reserves associated with the transaction equate to approximately 6.344 million barrels of oil and condensate and 45.9 billion cubic feet of natural gas and are being acquired at a cost of $1.21 per MCFE. Net daily production associated with the acquired interests currently totals approximately 2,300 barrels of oil and condensate per day and 33,000 Mcf of natural gas.

Item 7. Financial Statements and Exhibits

(a)  Financial statements of businesses acquired.

     The audited financial statements of Edisto and Convest for 1996 and 1995, and the unaudited interim financial statements as of and for the six months ended June 30, 1997 are incorporated herein by reference from the Forcenergy Registration Statement on Form S-4 Amendment No. 2 as filed with the Securities and Exchange Commission on September 16, 1997 and attached as an exhibit hereto.

(b)  Pro forma financial information.

     The Forcenergy unaudited pro forma consolidated statement of operations for the six months ended June 30, 1997 and the year ended December 31, 1996, and the Forcenergy unaudited pro forma consolidated balance sheet as of June 30, 1997, give effect to the Edisto and Convest mergers as well as certain other acquisitions. These pro forma financial statements are incorporated herein by reference from the Forcenergy Registration Statement on Form S-4 Amendment No. 2 as filed with the Securities and Exchange Commission on September 16, 1997 and attached as an exhibit hereto.

(c) Exhibits

EXHIBIT
  NO.                              DESCRIPTION
-------                            -----------
 23.1 --   Consent of Arthur Andersen LLP

 99.1 --   EDISTO FINANCIAL STATEMENTS

           YEAR ENDED DECEMBER 31, 1996 AND 1995:
             Report of Independent Public Accountants
             Consolidated Balance Sheets at December 31, 1996 and 1995 Consolidated Statements of Operations -- Years Ended December 31,
               1996, 1995 and 1994
             Consolidated Statements of Stockholders' Equity -- Years Ended
               December 31, 1996, 1995 and 1994
             Consolidated Statements of Cash Flows -- Years Ended December 31,
               1996, 1995 and 1994
             Notes to Consolidated Financial Statements

           SIX MONTHS ENDED JUNE 30, 1997
             Consolidated Balance Sheets at June 30, 1997 and December 31, 1996 Consolidated Statements of Operations -- Three and Six Months
               Ended June 30, 1997 and 1996
             Consolidated Statements of Stockholders' Equity -- Six Months Ended
               June 30, 1997
             Consolidated Statements of Cash Flows -- Six Months Ended June 30,
               1997 and 1996
             Notes to Consolidated Financial Statements


           CONVEST FINANCIAL STATEMENTS

           YEAR ENDED DECEMBER 31, 1996 AND 1995:
             Report of Independent Public Accountants of Convest Energy
               Corporation
             Consolidated Balance Sheets of Convest Energy Corporation at
               December 31, 1996 and 1995
             Consolidated Statements of Operations of Convest Energy
               Corporation for the Years Ended December 31, 1996, 1995 and 1994
             Consolidated Statements of Stockholders' Equity of Convest Energy
               Corporation for the Years Ended December 31, 1996, 1995 and 1994
             Consolidated Statements of Cash Flows of Convest Energy
               Corporation for the Years Ended December 31, 1996, 1995 and 1994
             Notes to Consolidated Financial Statements of Convest Energy
               Corporation

           SIX MONTHS ENDED JUNE 30, 1997:
             Consolidated Balance Sheets at June 30, 1997 and December 31, 1996 Consolidated Statements of Operations -- Three and Six Months
               Ended June 30, 1997 and 1996
             Consolidated Statement of Stockholders' Equity -- Six Months Ended
               June 30, 1997
             Consolidated Statement of Cash Flows -- Six Months Ended June 30,
               1997 and 1996
             Notes to Consolidated Financial Statements


           FORCENERGY PRO FORMA FINANCIAL INFORMATION
             Pro forma Consolidated Statement of Operations for the Six Months
               Ended June 30, 1997 and the Year Ended December 31, 1996
             Pro forma Consolidated Balance Sheet as of June 30, 1996

   99.2 -- Amended and Restated Agreement and Plan of Merger among Forcenergy Inc, EDI Acquisition Corporation, Edisto Resources Corporation and Convest Energy Corporation as of July 15, 1997.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                FORCENERGY INC



Date: November 4, 1997          E. Joseph Grady
                                Vice President - Chief Financial Officer

                               INDEX TO EXHIBITS

EXHIBIT
  NO.                              DESCRIPTION
-------                            -----------
 23.1 --   Consent of Arthur Andersen LLP

 99.1 --   EDISTO FINANCIAL STATEMENTS

           YEAR ENDED DECEMBER 31, 1996 AND 1995:
             Report of Independent Public Accountants
             Consolidated Balance Sheets at December 31, 1996 and 1995 Consolidated Statements of Operations -- Years Ended December 31,
               1996, 1995 and 1994
             Consolidated Statements of Stockholders' Equity -- Years Ended
               December 31, 1996, 1995 and 1994
             Consolidated Statements of Cash Flows -- Years Ended December 31,
               1996, 1995 and 1994
             Notes to Consolidated Financial Statements

           SIX MONTHS ENDED JUNE 30, 1997
             Consolidated Balance Sheets at June 30, 1997 and December 31, 1996 Consolidated Statements of Operations -- Three and Six Months
               Ended June 30, 1997 and 1996
             Consolidated Statements of Stockholders' Equity -- Six Months Ended
               June 30, 1997
             Consolidated Statements of Cash Flows -- Six Months Ended June 30,
               1997 and 1996
             Notes to Consolidated Financial Statements

           CONVEST FINANCIAL STATEMENTS

           YEAR ENDED DECEMBER 31, 1996 AND 1995:
             Report of Independent Public Accountants of Convest Energy
               Corporation
             Consolidated Balance Sheets of Convest Energy Corporation at
               December 31, 1996 and 1995
             Consolidated Statements of Operations of Convest Energy
               Corporation for the Years Ended December 31, 1996, 1995 and 1994
             Consolidated Statements of Stockholders' Equity of Convest Energy
               Corporation for the Years Ended December 31, 1996, 1995 and 1994
             Consolidated Statements of Cash Flows of Convest Energy
               Corporation for the Years Ended December 31, 1996, 1995 and 1994
             Notes to Consolidated Financial Statements of Convest Energy
               Corporation

           SIX MONTHS ENDED JUNE 30, 1997:
             Consolidated Balance Sheets at June 30, 1997 and December 31, 1996 Consolidated Statements of Operations -- Three and Six Months
               Ended June 30, 1997 and 1996
             Consolidated Statement of Stockholders' Equity -- Six Months Ended
               June 30, 1997
             Consolidated Statement of Cash Flows -- Six Months Ended June 30,
               1997 and 1996
             Notes to Consolidated Financial Statements

             Forcenergy Pro forma Financial Information

             Pro forma Consolidated Statement of Operations for the Six Months
               Ended June 30, 1997 and the Year Ended December 31, 1996
             Pro forma Consolidated Balance Sheet as of the Six Months Ended
               June 30, 1996

   99.2 -- Amended and Restated Agreement and Plan of Merger among Forcenergy Inc, EDI Acquisition Corporation, Edisto Resources Corporation and Convest Energy Corporation as of July 15, 1997.